SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2002
Date of Report (Date of earliest event reported)

CATALYST SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

0-21488
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0083129 (I.R.S. Employer Identification No.)

1250 Borregas
Sunnyvale, California 94089
(Address of principal executive offices, with zip code)

(408) 542-1000
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

     On October 30, 2002, the Board of Directors of Catalyst Semiconductor, Inc. (the “Company”) issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing that it has promoted Mr. Gelu Voicu as President and Chief Executive Officer of the Company and that Mr. Voicu has been appointed to the Company’s Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number

99.1	Press Release of Catalyst Semiconductor, Inc. dated October 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2002

CATALYST SEMICONDUCTOR, INC.

By:	/s/ Thomas E. Gay III

Vice President, Finance and Administration and Chief Financial Officer